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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------


       Date of report (Date of earliest event reported): October 24, 2000
                                                         ----------------


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



                       333-77499                           43-1843179
                       ---------                           ----------
                     333-77499-01                          43-1843177
                     ------------                          ----------
               (COMMISSION FILE NUMBERS)                (FEDERAL EMPLOYER
                                                     IDENTIFICATION NUMBERS)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                            63131
----------------------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

(REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)         (314) 965-0555
                                                             --------------





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ITEM 5.  OTHER EVENTS.

         On October 24, 2000, Charter Communications, Inc., the ultimate parent of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced its intent to issue Convertible Senior Notes due 2005 in a private placement under Rule 144A. A copy of the press release is being filed as Exhibit 99.1 with this report.

         On October 25, 2000, Charter Communications, Inc. announced that it had offered and priced a new issue of $650.0 million of Convertible Senior Notes due 2005. The issuance is being made in a private placement under Rule 144A. A copy of the press release is being filed as Exhibit 99.2 with this report.



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ITEM 7.  EXHIBITS.

99.1     Press release dated October 24, 2000.*
99.2     Press release dated October 25, 2000.*

----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                            CHARTER COMMUNICATIONS HOLDINGS, LLC, registrant

                            CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, registrant




Dated October 25, 2000      By:    /s/ KENT D. KALKWARF
                                   ----------------------------------------
                                   Name:  Kent D. Kalkwarf
                                   Title: Senior Vice President and Chief
                                          Financial Officer (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)



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                                  EXHIBIT INDEX


99.1     Press release dated October 24, 2000.
99.2     Press release dated October 25, 2000.